Sprott Focus Trust	September 30, 2020 (unaudited)

Schedule of Investments

Common Stocks - 90.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY - 4.8%
AUTO COMPONENTS - 0.8%
Gentex Corp.	60,000	$1,545,000

AUTOMOBILES - 0.9%
Thor Industries, Inc.[1]	20,000	1,905,200

SPECIALTY RETAIL - 3.1%
Buckle, Inc. (The)	320,000	6,524,800

Total (Cost $7,132,025)		9,975,000

CONSUMER STAPLES - 7.6%
FOOD PRODUCTS - 7.6%
Cal-Maine Foods, Inc.[2]	160,000	6,139,200
Industrias Bachoco SAB de CV1	70,000	2,680,650
Sanderson Farms, Inc.	60,000	7,078,200

		15,898,050

Total (Cost $14,608,890)		15,898,050

ENERGY - 7.6%
ENERGY EQUIPMENT & SERVICES - 7.1%
Helmerich & Payne, Inc.	480,000	7,032,000
Pason Systems, Inc.	1,660,000	6,594,871
Smart Sand, Inc.[1,2]	1,000,000	1,310,000

		14,936,871

OIL, GAS & CONSUMABLE FUELS - 0.5%
Exxon Mobil Corp.	30,000	1,029,900

Total (Cost $36,283,922)		15,966,771

FINANCIALS - 19.8%
CAPITAL MARKETS - 15.2%
Artisan Partners Asset Management, Inc.	260,000	10,137,400
Ashmore Group plc[1]	650,000	2,987,474
Federated Investors, Inc.	370,000	7,958,700
Franklin Resources, Inc.	360,000	7,326,000
Value Partners Group Ltd.	8,000,000	3,438,022

		31,847,596

DIVERSIFIED FINANCIAL SERVICES - 4.6%
Berkshire Hathaway, Inc.[2]	45,000	9,582,300

Total (Cost $42,015,849)		41,429,896

HEALTH CARE - 4.3%
BIOTECHNOLOGY - 4.3%
Biogen, Inc.[2]	32,000	9,077,760

Total (Cost $7,264,387)		9,077,760

INDUSTRIALS - 3.6%
CONSTRUCTION & ENGINEERING - 2.3%
Arcosa, Inc.	110,000	4,849,900

MARINE - 1.3%
Clarkson plc	90,000	2,609,353

Total (Cost $5,873,442)		7,459,253

Sprott Focus Trust	September 30, 2020 (unaudited)

INFORMATION TECHNOLOGY - 6.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
Cirrus Logic, Inc.[2]	55,000	$3,709,750

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.2%
Western Digital Corp.	240,000	8,772,000

Total (Cost $11,299,602)		12,481,750

MATERIALS - 28.9%
CHEMICALS - 4.7%
Westlake Chemical Corp.	155,000	9,799,100

METALS & MINING - 24.2%
Agnico Eagle Mines Ltd.	40,000	3,184,400
Barrick Gold Corp.	230,000	6,465,300
Centamin plc	1,500,000	3,908,633
Fresnillo plc	200,000	3,084,280
Gemfields Group Ltd.[1,2]	16,799,875	1,304,940
Hochschild Mining plc[2]	1,750,000	4,936,784
Kirkland Lake Gold Ltd.	130,000	6,334,900
Major Drilling Group International, Inc.[2]	1,000,000	5,354,662
Pan American Silver Corp.	120,000	3,858,000
Reliance Steel & Aluminum Co.	80,000	8,163,200
Seabridge Gold, Inc.[1,2]	210,000	3,943,800

		50,538,899

Total (Cost $39,768,612)		60,337,999

REAL ESTATE - 7.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.6%
FRP Holdings, Inc.[2]	100,000	4,167,000
Kennedy-Wilson Holdings, Inc.	600,000	8,712,000
Marcus & Millichap, Inc.[2]	110,000	3,027,200

		15,906,200

Total (Cost $14,392,885)		15,906,200

TOTAL COMMON STOCKS (Cost $178,639,614)		188,532,679

REPURCHASE AGREEMENT - 9.6%
Fixed Income Clearing Corporation, 0.0% dated 09/30/20, due 10/01/20, maturity value $20,005,660 (collateralized by obligations of various U.S. Treasury Notes, 0.125% - 1.500% due 07/15/24 - 11/30/24, valued at $20,405,826)		20,005,660

Total (Cost $20,005,660)		20,005,660

SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	4,180,239	4,180,239

Total (Cost $4,180,239)		4,180,239

TOTAL INVESTMENTS - 101.8% (Cost $202,825,513)		212,718,578

LIABILITIES LESS CASH AND OTHER ASSETS - (1.8)%		(3,798,004)

NET ASSETS - 100.0%		$208,920,574

[1]

Security (or a portion of the security) is on loan. As of September 30, 2020, the market value of securities loaned was $8,070,030. The loaned securities were secured with cash collateral of $4,180,239 and non-cash collateral with a value of $4,214,427. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

Sprott Focus Trust

September 30, 2020 (unaudited)

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at their net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of September 30, 2020 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$166,263,193	$22,269,486	$—	$188,532,679
Cash Equivalents	—	20,005,660	—	20,005,660
Securities Lending Collateral	4,180,239	—	—	4,180,239
Total	170,443,432	42,275,146	—	212,718,578

On September 30, 2020, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service.

Sprott Focus Trust

September 30, 2020 (unaudited)

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives collateral in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day – cash collateral may be invested by the lending agent in short-term instruments. As of September 30, 2020, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of September 30, 2020, the Fund had the following outstanding loans of securities to certain approved brokers for which the Fund received the collateral indicated:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$8,070,030	$4,180,239	$4,214,427	$8,394,666

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).